Exhibit 99.1

Infrared Cameras Holdings, Inc., a Leading Provider of
Thermal Cameras and Infrared Systems, to List on NASDAQ
Through Business Combination with SportsMap Tech Acquisition Corp.

Infrared Cameras Holdings, Inc. (“ICI”) combines thermal sensing devices & firmware and software to protect critical assets across the industrial sector

The transaction values the combined company at a pre-money equity valuation of $100 million

Existing ICI shareholders will roll 100% of their equity into the combined company as part of the transaction

The business combination is expected to close in the first half of 2023. The combined company will be renamed Infrared Cameras Holdings, Inc., and is expected to remain listed on the NASDAQ under a new ticker.

December 6, 2022

BEAUMONT, TX & HOUSTON, TX, December 6, 2022, – Infrared Cameras Holdings, Inc. (“ICI”, “Infrared Cameras” or the “Company”), a leading provider of intelligent thermal imaging platforms, and SportsMap Tech Acquisition Corp. (NASDAQ: SMAP) (“SportsMap” or “SMAP”), a publicly-traded special purpose acquisition company with about $118 million held in trust, announced today the signing of a definitive agreement for a business combination that will result in ICI becoming a public company. Upon closing of the transaction, the combined company will be renamed “Infrared Cameras Holdings, Inc.” and is expected to remain listed on NASDAQ under a new ticker symbol.

Gary Strahan, Founder and CEO of ICI, said “ICI is extremely excited to partner with David Gow and SportsMap as we continue to deliver our innovative software and hardware solutions. We believe our software and sensor technology can change the way companies across industries perform predictive maintenance to ensure reliability, environmental integrity and safety through AI and machine learning.”

David Gow, CEO of SportsMap, stated “We believe ICI is poised for strong growth. The company has a strong value proposition, detecting the overheating of equipment in industrial settings. ICI also has assembled a strong management team to execute on the opportunity. We are delighted to combine our SPAC with ICI.”

Upon closing of the transaction, Gary Strahan is expected to continue to serve as CEO of the combined company. David Gow is expected to become Chairman of the Board of the combined company. The transaction is expected to close in the first half of 2023.

Company Overview

ICI’s thermal cameras and infrared technology are used to protect critical assets across a wide range of industries. The company designs and develops powerful infrared and sensing hardware, as well as a proprietary subscription software used to analyze thermal data points. ICI’s products are sold across the industrial sector, with key sub-verticals that include distribution & logistics, oil & gas, manufacturing and utilities. Commercial applications for the technology include detection of methane leaks in wells and pipelines across the oil & gas industry and the monitoring of conveyer belt equipment in warehouses. ICI’s solutions are used to monitor the performance of crucial assets and optimize predictive maintenance strategies to reduce unplanned downtime and increase operator efficiency.

Infrared Cameras Investment Highlights

•	Superior sensing thermal technology. Proprietary infrared technology allows for ultra-high resolution and accuracy.

•	Strong unit economics. Asset-light model, combining robust hardware technology with a cloud-based SaaS platform, drives attractive unit economics.

•	Large and growing TAM. Approximately $16 billion addressable market, growing rapidly through a combination of increasing commercial applications and growing adoption across a wide range of industrial end markets.

•	Sticky blue chip customer base. Long-standing commercial and co-development relationships with Fortune 100 companies across primary verticals.

•	Strong founder-led management team. With more than 125 years of combined experience, ICI’s founder-led team brings a strong combination of industry, operating, consulting and financial experience.

•	Alignment with shareholder interests. ICI shareholders will roll 100% of their equity into the combined company, tying their interest to future share performance and ensuring alignment with shareholders.

Transaction Overview

Pursuant to the business combination agreement, SMAP will acquire ICI for a pre-money equity valuation of $100 million.

Existing ICI shareholders will roll all their equity into the combined company. Assuming there are no redeeming stockholders requiring payment from SMAP's trust account, gross proceeds of approximately $118 million will be released to the combined company from the trust account in connection with the transaction.

The boards of directors of ICI and SMAP have unanimously approved the transaction, and the existing ICI shareholders have approved the transaction. The transaction will require the approval of the stockholders of SMAP and is subject to other customary closing conditions. The transaction is expected to close in the first half of 2023.

Upon closing of the transaction, ICI’s senior management are expected to continue to serve in their current roles.

Additional information regarding the proposed combination, including a copy of the business combination agreement and other relevant materials, will be provided by SMAP on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Advisors

Latham & Watkins LLP is acting as legal advisor to Infrared Cameras. ArentFox Schiff LLP is acting as legal advisor to SportsMap. Craig-Hallum Capital Group LLC and Roth Capital Partners LLC are serving as financial advisors to SportsMap.

Investor Presentation

An investor presentation with more detailed information regarding the proposed transaction will be furnished to the Securities and Exchange Commission (the “SEC”) by SMAP under the cover of a Current Report on Form 8-K.

About Infrared Cameras

Founded in 1995, ICI develops and manufactures infrared-sensor systems. It offers handheld and fixed hardware, complemented by on-device and cloud-based software. The Company’s solutions are deployed across a wide range of industries, including oil & gas, distribution & logistics, manufacturing and utilities. For more information, please visit https://infraredcameras.com/.

About SportsMap Tech Acquisition Corp.

SportsMap Tech Acquisition Corp. is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Its initial public offering occurred on October 21, 2021, raising approximately $117 million. For more information, visit https://www.sportsmaptech.com/.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination transaction involving SportsMap and ICI. A full description of the terms of the proposed transaction will be provided in a proxy statement of SportsMap to be filed by SportsMap with the SEC. SportsMap urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement, as well as other documents filed by SportsMap with the SEC, because these documents will contain important information about SportsMap, ICI and the proposed transaction. After review by the SEC, the definitive proxy statement will be mailed to stockholders of SportsMap as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: SportsMap Tech Acquisition Corp., 5353 West Alabama Suite 415, Houston, TX 77056. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Generally, statements that are not historical facts, including statements concerning SportsMap’s or ICI’s possible or assumed future actions, business strategies, events or results of operations, the anticipated benefits of the proposed transaction, SportsMap’s or ICI’s ability to close the proposed transaction, the combined company’s ability to remain listed, and qualify for listing, on Nasdaq and the expected financial impacts of the proposed transaction, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SportsMap’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SportsMap’s Form 10-K for the year ended December 31, 2021, or will be identified and discussed in the proxy statement to be filed in relation to the proposed transaction discussed above. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to factors previously disclosed in SportsMap’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of SportsMap on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the proposed transaction; failure to realize the benefits expected from the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and regulated industries in which ICI operates, variations in performance across competitors and partners, changes in laws and regulations affecting ICI’s and the combined company’s business and the ability of ICI and the combined company to retain its management and key employees; the effects of pending and future legislation; risks relating to the uncertainty of projected information, including ICI’s ability to project future capital needs, cash utilization and potential cash inflows; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement or pendency of the proposed transaction on ICI’s business or employee relationships, operating results and business generally; business disruption following the proposed transaction; risks related to difficulties in retaining employees of ICI as a result of the proposed transaction; the highly competitive nature of ICI’s industry; changes in legal or regulatory framework or outcome of any legal proceedings that may be instituted against ICI or against SMAP related to the business combination agreement or the proposed transaction; the ability to maintain the listing of SMAP’s securities on a national securities exchange; the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction; the risk that demand for the combined company’s products do not grow as expected; the ability of the combined company to retain existing customers and attract new customers; the potential inability of the combined company to manage growth effectively; the enforceability of ICI’s intellectual property rights and the potential infringement on the intellectual property rights of others; the risk that the combined company may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; the combined company’s ability to attract new customers and to retain existing customers in order to continue to expand; the combined company’s ability to hire and retain qualified personnel; the risk that the combined company experiences difficulties in managing its growth and expanding operations; SMAP’s ability to meet The Nasdaq Global Market’s listing standards at or following the consummation of the transaction; the risk that ICI will not meet the milestones for funding; cybersecurity risks; the effects of COVID-19 or other public health crises or other climate related conditions on ICI’s business and results of operations and the global economy generally; the price of the combined company’s securities, including volatility resulting from changes in the industries in which ICI plans to operate, variations in performance across competitors, changes in laws and regulations affecting ICI’s business and changes in the combined company’s capital structure; changes to the combined company’s accounting methods; and costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction.

These forward-looking statements are expressed in good faith, and SportsMap and ICI believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. Neither ICI nor SMAP gives any assurance that any of ICI or SMAP, or the combined company, will achieve expectations. Forward-looking statements speak only as of the date they are made, and neither SportsMap nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SportsMap or ICI and is not intended to form the basis of an investment decision in SportsMap or ICI. All subsequent written and oral forward- looking statements concerning SportsMap and ICI, the proposed transaction or other matters and attributable to SportsMap and ICI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Participants in the Solicitation

SportsMap, ICI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about such persons and a description of their interests will be contained in the transaction proxy statement when it is filed with the SEC. Information about SportsMap’s directors and executive officers can be found in SportsMap’s 2021 Form 10-K. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Contact Information

SportsMap

David Gow

Chief Executive Officer

David.Gow@Gowmedia.com

Infrared Cameras

Peter Baird

Chief Financial Officer

Peter.Baird@infraredcameras.com